Fixed Assets, Net (Tables)	12 Months Ended
Dec. 31, 2014
FIXED ASSETS, NET: [Abstract]
Fixed Assets, Net

	As of December 31, (in thousands)
	2013	2014
Office building	$207,987	$207,236
Computer equipment (including servers)	56,852	68,152
Leasehold and building improvements	31,598	34,004
Office furniture	2,300	5,463
Vehicles	1,453	1,522

Total	300,190	316,377
Less: accumulated depreciation	(53,516)	(72,540)

Net book value	$246,674	$243,837